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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, California Trust 168, Florida Trust 86, Maryland Trust 107 and New York Trust 173

  We consent to the use of our report dated May 20, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.



                                             KPMG LLP

New York, New York
May 20, 1999